Exhibit No. 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas L. Gray, Jr. and/or Mark A. Wolters as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to that certain Registration Statement of Carnegie Bancorp on Form S-3, and to file the same with all exhibits thereto, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts.

     The foregoing Power of Attorney was prepared in conjunction with the Registration Statement on Form S-3 and has been duly signed by the following persons in the capacities and dates indicated.

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Signature                                 Title                   Date
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/s/ THOMAS L. GRAY, JR.                   Director                June 5, 1997
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Thomas L. Gray, Jr.
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/s/ BRUCE A. MAHON                        Director                June 5, 1997
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Bruce A. Mahon

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/s/ THEODORE H. DOLCI, JR.                Director                June 5, 1997
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Theodore H. Dolci, Jr.
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/s/ MICHAEL E. GOLDEN                     Director                June 5, 1997
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Michael E. Golden

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/s/ RICHARD P. ROSA                       Director                June 5, 1997
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Richard P. Rosa

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/s/ MARK A. WOLTERS                       Director                June 5, 1997
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Mark A. Wolters

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/s/ JAMES E. QUACKENBUSH                  Director                June 5, 1997
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James E. Quackenbush

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/s/ STEVEN L. SHAPIRO                     Director                June 5, 1997
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Steven L. Shapiro

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/s/ SHELLY M. ZEIGER                      Director                June 5, 1997
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Shelly M. Zeiger

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